CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Net loss	$ (162,872)	$ (99,340)
Other comprehensive (loss)/income
Foreign currency translation (loss)/gain	(4,175)	1,084
Total comprehensive loss	(167,047)	(98,256)
Less: Comprehensive loss/(income) attributable to non-controlling interests	496	(3,285)
Total comprehensive loss attributable to the Company	$ (166,551)	$ (101,541)